UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2004

enherent Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	13-3914972
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

80 Lamberton Rd. Windsor, CT 06095
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (860) 687-2200

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Press Release issued by enherent Corp. March 31, 2004*

*Filed herewith

Item 12.  Results of Operations and Financial Condition

On March 31, 2004, enherent Corp. (the “Company”) announced in a press release the Company’s results for the fourth quarter and year ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

Date: April 8, 2004	By:	/s/ JAMES C. MINERLY
James C. Minerly
Senior Financial Officer